THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR AN EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF LEGAL COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

                        CARDIOVASCULAR LABORATORIES, INC.

                             STOCK OPTION AGREEMENT

     CARDIOVASCULAR LABORATORIES, INC. (the "Company") hereby grants to John R. Drexel, IV (the "Optionee") this Company's Common Stock, without par value (the "Common Stock"), at a price and on the terms and conditions set forth herein.

     1. Grant. Effective as of June 1, 1998, (the "Date of Grant"), the Company's Board of Directors granted to Optionee an option (the "Option") to purchase up to 200,000 shares of the Common Stock of the Company (the "Option Shares") at a price of $2.00 per shares (the "Option Price").

     2. Type of Option. This Option is intended to be a non-qualified option and is not intended to be an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

     3. Term. The Option granted hereunder shall expire at 5:00 PM (local time in the principal offices of the Company) on May 31, 2002 (the "Expiration Date").

     4. Method of Exercise and Payment.

          4.1 This Option shall be exercisable by written notice to the Company pursuant to Paragraph 9 hereof, specifying the number of Option Shares to be purchased. The notice shall also be accompanied by payment of the aggregate Option Price of the Option Shares being purchased.


          4.2 If the listing registration or qualification of the Option Shares upon any securities exchange or under any federal or state law, or the consent or approval of any governmental regulatory body is necessary as a condition of or in connection with the purchase of such Option Shares, the Company shall not be obligated to issue or deliver the certificates representing the Option Shares as to which the Option has been exercised unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained.

          4.3 To the extent permitted by the Board of Directors, payment of the Option Price may be made: by cash, check, or such other instrument as the Board of Directors may accept.

     5. Rights of Stockholders. Neither an Optionee nor his or her legal representatives or beneficiaries shall have any of the rights of a shareholder with respect to

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

any of the shares subject to any Option until such shares shall have been issued upon the proper exercise of the Option.

     6. Non transferability of the Option. Except as set forth herein, no Option may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated otherwise than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code, or Title I of the Employee Retirement Income Security Act, or the rules thereunder.

     7. Adjustments. In the event of any change in the outstanding Common Stock of the Company, such as merger, consolidation, reorganization, stock split, stock dividend, combination of shares or exchange of shares, the Board of Directors shall adjust appropriately the maximum number and class of shares subject to the Option and/or Option Price, except that any fractional shares resulting from such adjustments shall be eliminated by rounding any portion of a share equal to .500 or greater up, and any portion of a share equal to less than
 .005 down, in each case to the nearest whole number.

     8. Transfer to Comply with the Securities Act of 1933. This Option may not be exercised and neither this Option nor any of the Option Shares, nor any interest in either, may be sold, assigned, pledged, hypothecated, encumbered or in any other manner transferred or disposed of, in whole of in part, except in compliance with the applicable United States federal and state securities laws and the terms and conditions hereof. Each Option shall bear a legend in substantially the same form as the legend set forth on the first page of this Option. Each certificate for Option Shares issued upon exercise of this Option, unless at the time of exercise such Option Shares are acquired pursuant to a registration statement that has been declared effective under the Act, shall bear a legend substantially in the following form:

          Sale, transfer, exchange or other disposition of these shares is subject to the conditions specified in a shareholders' agreement which may be examined at the office of the company. No transfers of these shares shall be valid or effective until such conditions have been fulfilled. The securities represented hereby have not been registered under the Securities Act of 1933, as amended (the "Act"), or under the securities laws of any state. These securities are subject to restrictions on transferability and resale and may not be transferred, sold, pledged, hypothecated except as permitted under the Act and applicable state securities laws, pursuant to an effective registration statement or an exemption therefrom. The issuer of these securities may require an opinion of legal counsel in form and substance satisfactory to the issuer to the effect that any proposed transfer or resale is in compliance with the act and any applicable state securities laws.

Any certificate for any Option Shares issued at any time in exchange or substitution for any certificate for any Option Shares bearing such legend (except a new certificate for any Option Shares issued after the acquisition of such Option Shares pursuant to a registration statement that has been declared effective under the Act) shall also bear such legend unless, in the opinion of legal counsel for the Company, the Option Shares represented thereby need no longer be subject to the restriction contained herein. The provisions of this Paragraph 8 shall be binding upon all subsequent holders of certificates for Option Shares bearing the above legend and all subsequent holders of this Option, if any.

     9. Notices. Any notice to be given to the Company shall be addressed to the Company at 999 Old Eagle School Road, Suite 108, Wayne, PA 19087, and any notice given to the Optionee shall be addressed to the Optionee at Mr. John R. Drexel, IV, 40 East 94th Street, NY, NY 10128, or at such other address as either party hereafter may designate in writing to the other. Any such notice shall be deemed to have been duly given when deposited in the United States mail, addressed as aforesaid, registered or certified

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

mail, and with proper postage and registration and certification fees prepaid, or transmitted by hand delivery or overnight express.

     10. Modification and Waiver. Neither this Option nor any term hereof may be changed, waived, discharged or terminated other than by an instrument in writing signed by the Company and by the Optionee.

     11. Descriptive Headings, Arbitration/Jurisdiction of the Court. The headings of the several paragraphs of this Option are inserted for convenience only and do not constitute a part of this Option. Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be settled by arbitration in the County of Montgomery, Pennsylvania, USA, in accordance with the rules of the American Arbitration Association there in effect, except that the parties thereto shall have any rights to discovery as would be permitted by the Federal Rules of Civil procedure and the prevailing party shall be entitled to reasonable costs and reasonable attorney's fees from. arbitration or any other civil action. Judgement upon the award rendered therein may be entered in any Court having jurisdiction thereof. Jurisdiction for any legal action is stipulated between the parties to lie in the County of Montgomery, Pennsylvania, USA.

     12. Assignment. This Option may not be assigned without the prior written consent of the Company.

     IN WITNESS WHEREOF, the Company has granted this Option as of the first day of June, 1998.

                                         CARDIOVASCULAR LABORATORIES, INC.

                                         By: /s/ Timothy W. Cunningham
                                             ----------------------------------

ACKNOWLEDGMENT AND AGREEMENT:

     Optionee acknowledges receipt of this Stock Option Agreement and agrees to all of the terms and conditions contained herein.

OPTIONEE:
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                       (Signature)


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                      (Name)


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                (Street Address)


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                      (City)


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                    (State-Zip)


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